EXHIBIT 99.1
FOR IMMEDIATE RELEASE
Contact: Bill Davis
Perficient, Inc.
314-529-3555
bill.davis@perficient.com

PERFICIENT REPORTS THIRD QUARTER 2009 RESULTS

~ Earnings and Revenues Exceed Consensus Estimates; Expands Share Repurchase Plan to $40 Million and Issues Positive Q4 Guidance ~

Saint Louis and Austin, TX – November 5, 2009 – Perficient, Inc. (NASDAQ: PRFT) a leading information technology consulting firm serving Global 2000 and other large enterprise customers throughout North America, today reported financial results for the quarter ended September 30, 2009.

Financial Highlights

For the third quarter ended September 30, 2009:

▪	Revenues decreased 24% to $44.5 million from $58.3 million during the third quarter of 2008;
▪	Services revenue decreased 25% to $39.3 million from $52.5 million during the third quarter of 2008;
▪	Per share results on a fully diluted basis were zero compared to earnings of $0.07 during the third quarter of 2008;
▪	Non-GAAP earnings per share (see attached schedule which reconciles to GAAP earnings per share) on a fully diluted basis decreased 50% to $0.08 from $0.16 during the third quarter of 2008;
▪	EBITDAS (a non GAAP measure; see attached schedule which reconciles to GAAP net income) decreased 57% to $3.6 million from $8.4 million during the third quarter of 2008;
▪
The Company continued to generate strong operating cash flow during the third quarter resulting in $28.5 million in cash, cash equivalents and short-term investments as of September 30, 2009, up $5.6 million compared to December 31, 2008; and

▪	The Company repurchased 760,000 shares of its stock during the quarter at a cost of $5.8 million.

“Perficient’s revenue bottomed during the third quarter and we are now on a path of resumed growth,” said Jeff Davis, Perficient’s chief executive officer and president. “September new business booked exceeded July, which had been our strongest bookings month in 2009, and third quarter total bookings increased 54% over second quarter sales. That strong performance enables us to have confidence in providing a Q4 guidance range with a midpoint above Q3 revenues – no small task in a quarter shortened by seasonality. We remain optimistic in our ability to generate substantial improvement in 2010.”

Additional $10 Million Authorization in Ongoing Share Repurchase Program

Perficient’s Board of Directors has authorized a program to repurchase an additional $10 million of the Company’s common stock.  This authorization is in addition to the $30 million authorization approved by the Board of Directors during 2008 and 2009.  To date, Perficient has repurchased 4.1 million shares at a cost of $24.1 million.

“As we continue to generate strong cash flow, we believe that an ongoing repurchase program is an effective and accretive use of capital and in the long-term interest of our shareholders,” said Paul Martin, Perficient’s chief financial officer.

Perficient expects to establish a written trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, under which it will make a portion of the repurchases. The repurchases not made under the Rule 10b5-1 plan will be at times and in amounts as the Company deems appropriate and will be made through open market transactions. All repurchases will be made in compliance with the Securities and Exchange Commission’s Rule 10b-18, subject to market conditions, applicable legal requirements and other factors.

The Board-approved stock repurchase program runs through June 30, 2011. In addition to the applicable securities laws, other than under its Rule 10b5-1 plan, the Company will not make any purchases during a time at which its insiders are subject to a blackout from trading in the Company’s common stock.

Other Highlights

Among other achievements, Perficient:

-- Added new customer relationships and follow-up projects with leading companies including:  Agilent, American Medical Association, Avaya, Basics Office Products, Bob Evans Farms, Colorado Regional Health Information Organization, Cricket Communications, First Solar, FordDirect, Hess, Intel, Janus Funds, Midwest ISO, Society of Petroleum Engineers and many others;

-- -- Announced the appointment of Jeffrey Davis to CEO and President and Kathy Henely to Chief Operating Officer. Mr. Davis had previously been President and Chief Operating Officer. Mrs. Henely had previously been Vice-President, Corporate Operations; and

-- Was recently honored as the sole recipient of IBM’s 2009 Information Agenda Outstanding Partner of the Year award and named to the Forbes 2009 200 Best Small Companies in America list.

Business Outlook
The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially.

The Company expects its fourth quarter 2009 services and software revenue, including reimbursed expenses, to be in the range of $43.4 million to $46.7 million, comprised of $41.0 million to $43.3 million of revenue from services including reimbursed expenses and $2.4 million to $3.4 million of revenue from sales of software.

The Company is reiterating its full-year revenue guidance range of $180 million to $200 million and its 2009 cash earnings per share guidance range of $0.30 to $0.40.

Conference Call Details
Perficient will host a conference call regarding third quarter 2009 financial results today at 9:00 a.m. EST.

WHAT: Perficient Third Quarter 2009 Results
WHEN: Thursday, November 5, 2009, at 9:00 a.m. EST
CONFERENCE CALL NUMBERS: 888-713-4213 (U.S. and Canada) 617-213-4865 (International)
PARTICIPANT PASSCODE: 40620427
REPLAY TIMES: Thursday, November 5, 2009, at 11:00 a.m. EST, through Thursday, November 12, 2009
REPLAY NUMBER: 888-286-8010 (U.S. and Canada) 617-801-6888 (International)
REPLAY PASSCODE: 93126414

About Perficient
Perficient is a leading information technology consulting firm serving Global 2000 and enterprise customers throughout North America. Perficient’s professionals serve clients from a network of offices in 17 markets across North America and three offshore locations, in Eastern Europe, India and China. Perficient helps clients use Internet-based technologies to improve productivity and competitiveness, strengthen relationships with customers, suppliers and partners and reduce information technology costs. Perficient, traded on the Nasdaq Global Select Market(SM), is a member of the Russell 2000® index and the S&P SmallCap 600 index. Perficient is an award-winning "Premier Level" IBM business partner, a TeamTIBCO partner, a Microsoft National Systems Integrator and Gold Certified Partner, a Documentum Select Services Team Partner, and an Oracle Certified Partner. For more information, please visit www.perficient.com.

Safe Harbor Statement
Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2009 and 2010.  Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements.  The “forward-looking” information is based on management’s current intent, belief, expectations, estimates and projections regarding our company and our industry.  You should be aware that those statements only reflect our predictions.  Actual events or results may differ substantially.  Important factors that could cause our actual results to be materially different from the forward-looking statements are disclosed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2008 and our quarterly report on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009, and September 30, 2009.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

About Non-GAAP Financial Information
This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), please see the section entitled “About Non-GAAP Financial Measures” and the accompanying tables entitled “Reconciliation of GAAP to Non-GAAP Measures.”

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008

Revenues
Services	$39,309	$52,510	$125,051	$158,242
Software and hardware	3,047	2,290	8,755	6,072
Reimbursable expenses	2,133	3,506	6,904	10,415
Total revenues	44,489	58,306	140,710	174,729

Cost of revenues
Project personnel costs	27,284	31,734	85,058	96,641
Software and hardware costs	2,605	1,936	7,787	5,133
Reimbursable expenses	2,133	3,506	6,904	10,415
Other project related expenses	909	1,301	2,949	3,667
Stock compensation	701	653	2,113	1,996
Total cost of revenues	33,632	39,130	104,811	117,852

Gross margin	10,857	19,176	35,899	56,877

Selling, general and administrative	7,942	11,451	25,108	30,587
Stock compensation	1,812	1,596	5,305	4,787
	1,103	6,129	5,486	21,503

Depreciation	375	535	1,243	1,629
Amortization	1,022	1,192	3,239	3,623
Income (loss) from operations	(294)	4,402	1,004	16,251

Interest income, net of interest expense	16	178	204	370
Other income (expense)	(4)	(903)	254	(948)
Income (loss) before income taxes	(282)	3,677	1,462	15,673
Provision (benefit) for income taxes	(397)	1,501	628	6,432
Net income	$115	$2,176	$834	$9,241

Basic net income per share	$0.00	$0.07	$0.03	$0.31

Diluted net income per share	$0.00	$0.07	$0.03	$0.30

Shares used in computing basic
net income per share	27,231	29,499	27,764	29,584
Shares used in computing diluted
net income per share	28,480	30,435	28,677	30,641

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	September 30,	December 31,
	2009	2008
ASSETS
Current assets:
Cash and cash equivalents	$24,312	$22,909
Short-term investments	4,197	-
Total cash and cash equivalents and short-term investments	28,509	22,909
Accounts and note receivable, net	36,734	47,584
Prepaid expenses	1,181	1,374
Other current assets	2,499	3,157
Total current assets	68,923	75,024
Property and equipment, net	1,414	2,345
Goodwill	104,168	104,178
Intangible assets, net	8,566	11,456
Other non-current assets	2,414	1,244
Total assets	$185,485	$194,247

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,918	$4,509
Other current liabilities	9,629	14,339
Total current liabilities	13,547	18,848
Other non-current liabilities	1,294	581
Total liabilities	14,841	19,429

Stockholders' equity:
Common stock	31	30
Additional paid-in capital	205,343	197,653
Accumulated other comprehensive loss	(295)	(338)
Treasury stock	(21,921)	(9,179)
Accumulated deficit	(12,514)	(13,348)
Total stockholders' equity	170,644	174,818
Total liabilities and stockholders' equity	$185,485	$194,247

About Non-GAAP Financial Measures
Perficient, Inc. (“Perficient”) provides non-GAAP measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, and stock compensation), net income and net income per share data as supplemental information regarding Perficient’s business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient’s past financial performance and future results. Perficient’s management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient’s business and makes operating decisions, including internal operating budgeting, performance measurement and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing the non-GAAP measures that management uses to its investors is useful because it allows investors to evaluate Perficient’s performance using the same methodology and information that is used by Perficient’s management. Specifically, non-GAAP net income is used by management primarily to review business performance and determine performance based incentive compensation for executives and other employees.  Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of judgment of which charges are excluded from the non-GAAP financial measure. However, Perficient’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of non-GAAP EBITDAS, non-GAAP net income and non-GAAP net income per share. In addition, some items that are excluded from non-GAAP net income and non-GAAP earnings per share can have a material impact on cash flows and stock compensation charges can have a significant impact on earnings. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP measures to the investment community as a supplement to its GAAP results, to enable investors to evaluate Perficient’s business performance in the way that management does. Perficient’s definition may be different from similar non-GAAP measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Stock-based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Share Based Payment (Statement of Financial Accounting Standards No. 123R). Perficient excludes this item for the purposes of calculating non-GAAP EBITDAS, non-GAAP net income and non-GAAP net income per share because it is a non-cash expense that Perficient believes is not reflective of its business performance. The nature of the stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions and different award types, making the comparison of current results with forward looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expenses may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods.  Perficient believes that non-GAAP measures of profitability that exclude stock-based compensation are widely used by analysts and investors.

Amortization of Intangible Assets
Perficient has incurred amortization of intangible assets, included in its GAAP financial statements, primarily related to various acquisitions Perficient has made. Management excludes these items for the purpose of calculating non-GAAP EBITDAS, non-GAAP net income and non-GAAP net income per share. Perficient believes that eliminating this expense from its non-GAAP measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency and is significantly impacted by the timing and magnitude of Perficient’s acquisition transactions, which also vary substantially in frequency from period to period.

Write-off of Deferred Offering Costs
During the third quarter 2008, Perficient incurred a non-cash charge to write off deferred offering costs associated with a shelf registration statement.   Perficient management determined there was no intent to use the shelf registration to complete an offering in the near term and as a result, these costs were required to be expensed.  Perficient has excluded this charge from its calculation of non-GAAP net income and non-GAAP net income per share.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
GAAP Net Income	$115	$2,176	$834	$9,241
Additions:
Provision (benefit) for income taxes	(397)	1,501	628	6,432
Amortization	1,022	1,192	3,239	3,623
Stock compensation	2,513	2,249	7,418	6,783
Write-off of deferred offering costs	-	942	-	942
Non-GAAP Adjusted Net Income Before Tax	3,253	8,060	12,119	27,021
Income tax for non-GAAP items (1)	(1,038)	(3,224)	(4,605)	(10,835)
Non-GAAP Net Income	$2,215	$4,836	$7,514	$16,186

GAAP Net Income Per Share (diluted)	$0.00	$0.07	$0.03	$0.30
Non-GAAP Net Income Per Share (diluted)	$0.08	$0.16	$0.26	$0.53
Shares used in computing GAAP and Non-GAAP Net Income Per Share (diluted)	28,480	30,435	28,677	30,641

(1) The estimated non-GAAP effective tax rate of 31.9% and 40.0% for the three months ended September 30, 2009 and 2008, respectively, and 38.0% and 40.1% for the nine months ended September 30, 2009 and 2008, respectively, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
GAAP Net Income	$115	$2,176	$834	$9,241
Additions:
Provision (benefit) for income taxes	(397)	1,501	628	6,432
Other	4	903	(254)	948
Interest income, net of interest expense	(16)	(178)	(204)	(370)
Amortization	1,022	1,192	3,239	3,623
Depreciation	375	535	1,243	1,629
Stock compensation	2,513	2,249	7,418	6,783
EBITDAS (1)	$3,616	$8,378	$12,904	$28,286

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income. EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.